UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 2004

                                                                                   AllianceCorner
                                                                      Essential     Distributors,      Pro Forma        Pro Forma
                                                                     Reality, Inc.      Inc.           Adjustments        Balance
                                                                    -------------    ----------        ------------    -------------
                                     ASSETS
Current assets:
    Cash                                                            $          --    $  183,368        $         --    $     183,368
    Funds on deposit with escrow agent                                    158,088            -- (1)       3,799,500        3,042,258
                                                                                                (2)        (915,330)
    Accounts receivable, net                                                   --       366,840                  --          366,840
    Due from factor                                                            --       291,153                  --          291,153
    Inventory                                                                  --     1,809,470                  --        1,809,470
    Due from vendors                                                           --       721,022                  --          721,022
    Prepaid expenses and other current assets                              40,870        39,649                  --           80,519
                                                                    -------------    ----------        ------------    -------------
          Total current assets                                            198,958     3,411,502           2,884,170        6,494,630

Equipment and improvements, net                                                --       410,414                  --          410,414

Other assets                                                                   --        17,636                  --           17,636
                                                                    -------------    ----------        ------------    -------------

          Total assets                                              $     198,958    $3,839,552        $  2,884,170    $   6,922,680
                                                                    =============    ==========        ============    =============
                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
    Book overdraft                                                  $         280    $       -- (2)    $       (280)   $          --
    Accounts payable                                                    2,317,100     2,594,315 (2)      (2,269,602)       2,641,813
    Loan payable unsecured                                                 25,000            -- (2)         (25,000)              --
    Due to related parties                                                503,699            -- (2)        (503,699)              --
    Secured convertible debenture                                       1,000,000            -- (2)      (1,000,000)              --
    Notes payable                                                       2,241,142            -- (2)      (2,241,142)              --
    Current portion of long-term liabilities                                             28,647                  --           28,647
    Accrued expenses and other current liabilities                             --       138,693                  --          138,693
    Liabilities payable in common stock                                        --            -- (5)          32,200           32,200
                                                                    -------------    ----------        ------------    -------------
          Total current liabilities                                     6,087,221     2,761,655          (6,007,523)       2,841,353

Long-term obligations                                                          --       302,931                  --          302,931

Stockholders' equity (deficit)
    Series A 6% Convertible Non Redeemable Preferred Stock                     --            -- (1)           1,125            1,685
                                                                                                (2)             452
                                                                                                (3)             108
    Series B Convertible Non Redeemable Preferred Stock                        --            -- (4)           1,551            1,551
    Common stock                                                           18,588           300 (6)           3,412           22,000
                                                                                                (7)            (300)
    Additional paid in capital                                         15,003,142       435,715 (1)       3,998,875        3,414,209
                                                                                                (2)       2,690,199
                                                                                                (3)         384,892
                                                                                                (4)          (1,251)
                                                                                                (6)       1,152,250
                                                                                                (7)     (20,249,613)
    Deferred merger costs                                                (108,396)           -- (1)        (200,500)              --
                                                                                                (3)        (385,000)
                                                                                                (5)         (32,200)
                                                                                                (7)         726,096
    Retained earnings (accumulated deficit)                           (20,801,597)      338,951 (2)       2,433,742          338,951
                                                                                                (6)      (1,155,662)
                                                                                                (7)      19,523,517
                                                                    -------------    ----------        ------------    -------------
          Total stockholders' equity (deficiency)                      (5,888,263)      774,966           8,891,693        3,778,396
                                                                    -------------    ----------        ------------    -------------

          Total liabilities and stockholders' equity
          (deficiency)                                              $     198,958    $3,839,552        $  2,884,170    $   6,922,680
                                                                    =============    ==========        ============    =============

Notes to Unaudited Pro Forma Condensed Balance Sheet at March 31, 2004

1 Reflects the Private Placement Offering ("PPO") for 1,124,767 shares of Series A 6% Convertible Non Redeemable Preferred Stock ("Series A Preferred Stock"). The PPO resulted in gross proceeds of $4,000,000 and net proceeds to the Company of $3,799,500 less $915,330 for payments of Essential's liabilities (see Note #2), leaving a balance of $2,884,171, to be held by the escrow agent.

2 Reflects the following resolution of outstanding liabilities of Essential as a result of the Share Exchange Agreement:

                                   Outstanding                                    Forgiveness                      Pro Forma
                                   Balance at                     Converted        of Unpaid         Total          Balance at
                                    3/31/04           Paid         to Stock         Balance       Adjustments       3/31/04
                                   ----------      ----------      ----------      ----------      ----------      ----------
                                                                   (a)
Book overdraft                     $      280      $       --      $       --      $      280      $      280      $       --
Accounts payable                    2,317,100         631,965         128,100       1,509,537       2,269,602          47,498
Loan payable unsecured                 25,000              --              --          25,000          25,000              --
Related parties                       503,699          19,035              --         484,664         503,699              --
Secured convertible debenture       1,000,000              --       1,000,000              --       1,000,000              --
Notes payable                       2,241,142         264,330       1,562,551         414,261       2,241,142              --
                                   ----------      ----------      ----------      ----------      ----------      ----------

                                   $6,087,221      $  915,330      $2,690,651      $2,433,742      $6,039,723      $   47,498
                                   ==========      ==========      ==========      ==========      ==========      ==========

      (a) - Amounts were converted to 452,202 shares of Series A Preferred Stock


3 Reflects 108,146 shares of Series A Preferred Stock issued to an investment banker as a fee for the PPO at $3.56 per share.


4 Reflects the issuance of 1,551,314 shares of Series B Convertible Non Redeemable Preferred Stock to the shareholders of Alliance per the Share Exchange Agreement.


5 Reflects the liability for the issuance of 110,000, post-split, shares of common stock for services in the amount of $32,200.


6 Reflects the issuance of 3,411,890 shares of common stock, net of cancellations, issued to employees (in accordance with severance agreements) and vendors at $.35 per share.

7 Reflects adjustment for reverse acquisition and reclassification of deferred merger costs to additional paid-in capital.